UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09067

Kirr, Marbach Partners Funds, Inc.
(Exact name of registrant as specified in charter)

621 Washington Street, Columbus, IN 47201
(Address of principal executive offices) (Zip code)

Kirr, Marbach & Company, LLC, 621 Washington Street, Columbus, IN 47201
(Name and address of agent for service)

(812) 376-9444
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2010

Date of reporting period:  September 30, 2010

Item 1. Report to Stockholders.

[

Kirr, Marbach Partners
Value Fund

Annual Report

www■kmpartnersfunds■com	September 30, 2010

KIRR, MARBACH PARTNERS

VALUE FUND

“History doesn’t repeat itself, but it does rhyme”

—Mark Twain

November 22, 2010

Dear Fellow Shareholders:

In our quarterly report dated July 21, 2010, we acknowledged our disappointment that Q1-2010’s strong returns had vaporized (and then some) during Q2-2010.  We also stated our belief this weakness did not signal we were headed for a “double dip” in the economy or a new bear market.  Further, we remained constructive on the longer-term outlook for the overall market and very positive on the prospects for equities held in client portfolios.  We stated our intention to “stay the course.”

Fast forwarding to today, the harrowing drop from April 23, 2010—July 2, 2010 (during which the S&P 500 Index lost about 16%) appears to have been just a “normal” correction.  As you can see in the table below, the U.S. equity market, as measured by the Russell 3000 and S&P 500, enjoyed a strong rebound in Q3-2010 and ended the quarter in positive territory for the calendar year-to-date.  We are pleased to report Value Fund experienced strong absolute and relative (to benchmarks) performance in the fiscal year ending September 30, 2010 and thus far in calendar 2010.  In fact, we are proud Value Fund was included in The Wall Street Journal’s “Category Kings” series of articles for the months of April through October 2010.  The most recent article, “Category Kings in 16 Realms” was published on November 1, 2010 and highlighted performance for the one-year period ending 10/29/2010.

Periods ending	Value Fund(1)	Russell 3000(2)	S&P 500(3)
September 30, 2010(4)	Total Return	Index	Index
3-months	14.73%	11.53%	11.29%
9-months	14.05%	4.78%	3.89%
One-year	21.79%	10.96%	10.16%
Five-years	-0.72%	0.92%	0.64%
Ten-years	3.96%	0.09%	-0.43%
Since Inception	4.65%	1.86%	1.14%
(December 31, 1998)

The Fund’s Annual Operating Expenses were 1.99% according to the Prospectus dated December 30, 2009.  Until February 28, 2011, the Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the total annual operating expenses do not exceed 1.45% of its average net assets.  Investment performance reflects waivers in effect.  In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance is no guarantee of future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-800-870-8039.  The fund imposes a 1.00% redemption fee on shares held less than 30 days.  Performance data quoted does not reflect the redemption fee.  If reflected, total returns would be reduced.

(1)
The performance data quoted assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

KIRR, MARBACH PARTNERS

VALUE FUND

(2)	The Russell 3000 Index is an unmanaged, capitalization-weighted index generally representative of the overall U.S. stock market. This Index cannot be invested in directly.

(3)	The S&P 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.

(4)	One-year, five-year, ten-year and Since Inception returns are Average Annualized Returns.

We Remain Positive on the Outlook for the U.S. Equity Market and Value Fund’s Portfolio

The U.S. economy is recovering, corporate profitability is robust, corporate balance sheets are in generally good shape and valuations remain attractive.  This is not to imply we expect smooth sailing ahead.  In fact, investors’ psyches are still very fragile and we will not be surprised to see additional downward volatility (of the late April-early July 2010 variety).  When these downdrafts occur, you can be certain the media will be quick to heighten investor anxiety by trotting out the usual cast of doomsday soothsayers as well as the more esoteric and obscure (who can forget the “Hindenburg Omen,” which in mid-August 2010 predicted an imminent market crash?).  As disciplined investors, we will ignore the wailing and gnashing of teeth and remain focused on the longer-term prospects for our current and potential portfolio companies.

The National Bureau of Economic Research declared in late September 2010 the recession that began in December 2007 ended in June 2009 (i.e. about 15 months after the fact).  The declaration the economy has been recovering for 15 months did little to calm nervousness about the fragile state of the recovery.  We agree the recovery has been far short of “robust” and there’s significant room for improvement on a number of fronts (like employment).  However, as Jim Paulsen of Wells Capital Management stated in an article in the September 29, 2010 edition of Financial Times, on many metrics, the first year of the current recovery has been stronger than either of the last two recoveries during the previous 25 years.  He pointed to growth in Gross Domestic Product (GDP), gains in private job creation, soaring corporate profitability and the stock market’s powerful rally off its low to bolster his assertion.  While we understand it’s human nature to be impatient, the reality is economic recoveries are choppy and take time to unfold.  Given the massive recent trauma experienced by world economies and financial markets, a slow and uneven recovery should not be a surprise.

Bloomberg noted, for Q3-2010, companies in the S&P 500 may report profits rose 23% on average versus the same quarter in 2009.  Further, more than 70% of S&P 500 companies have exceeded the average analyst estimate for four straight quarters, the longest streak in Bloomberg data going back to 1993.  We believe there are two reasons for this.  First, companies rapidly ratcheted-down capacity and headcount in light of the global economic crisis.  As revenues recovered, margins and profitability increased dramatically.  Second, analysts had been badly burned during the downturn with estimates that proved too optimistic.  In response, they have now chosen to err on the side of caution.  Bloomberg data shows estimates for 2011 S&P 500 earnings up about 15% versus 2010.  While a slowdown from 2010’s pace, the estimated gain in 2011 could lead to record earnings.

Surging profitability has led to improved generation of cash.  In addition, corporations have found the debt issuance markets very accommodating.  The combination has led to huge amounts of cash on corporate balance sheets (the Fed reported Q2-2010 nonfinancial company balances of $1.845 trillion in cash and short-term assets, a whisker below the Q1 balances, which were a record dating back to 1952).  While corporations have been mostly hoarding this cash during these uncertain times, we are encouraged by an uptick in dividend increases, share repurchases and merger and acquisition activity.  We hope as confidence is further restored, corporations will feel more comfortable spending their cash on expanding capacity and increasing hiring.

KIRR, MARBACH PARTNERS

VALUE FUND

Overall, stocks seem reasonably priced.  While valuations are obviously not as cheap as they were a quarter ago (and it’s more difficult to find the big discounts), we think the stocks we own remain attractively priced and have good upside potential.  Fundamentals remain generally solid, we like what we own and we remain fairly fully invested.

Mid-Term Elections Have Also Historically Been Good for Stocks

The Leuthold Group reported that for the 17 mid-term elections since 1942, the stock market has 1) never been down in the 200 days following the election and 2) gained an average of 18% over those first 200 days.  Past performance is, of course, no guarantee of future results and we obviously wouldn’t bet the farm on a historical pattern (witness the stock market’s strong performance in September 2010, a traditionally a difficult month for stocks).  Still, the pattern is strong and consistent enough we’re paying close attention.  As you can see in the graph and related table in Exhibit A, the average return in the 200 days preceding a mid-term election is pretty small, but the ensuing 200 days are significantly better.  Digging a little deeper, there is a fair amount of variability in the returns in the 200 days leading up to a mid-term election (i.e. about same number positive as negative and wide range of returns).  However the 200 days following a mid-term election have all been positive, with strong absolute and a tighter range of returns.

Stocks & Bonds/Risk vs. Perceived Risk

At a basic level, a corporation can raise capital by issuing bonds and common stock.  A bond is a contract whereby the issuer promises to make periodic interest payments to the bondholder during the life of the contract and repay the principal at the end.  Unless the issuer defaults on the contract, the purchaser knows exactly the amount and timing of the cash payments over the life of the contract.  By contrast, common stock represents a claim on the residual earnings of the corporation (i.e. the amount left after bondholders’ claims are paid).  Thus, bonds are considered “senior” and common equity “junior” in a corporation’s capital structure.

Everybody knows bonds outperformed stocks over the most recent 10-year period.  Combined with the fact bonds are “senior” in the capital structure, doesn’t that mean bonds are less risky than stocks and, therefore, a more attractive investment?  Many investors have voted with their feet by abandoning stocks and piling into bonds (see Charles Schwab graphs of stock and bond fund inflows/outflows in Exhibit B), but you really can’t answer the question until you analyze how the market is pricing stocks and bonds.  Investors shouldn’t base their decision on how a security performed in the past nor solely on its intrinsic merits (i.e. “senior”), but evaluate the security on its current price relative to those merits.  On that basis, with interest rates and yields at historically low levels, we’d argue bonds are generally richly valued compared with stocks and, hence, in our opinion, today are actually more risky than stocks.

The Charles Schwab graph in Exhibit C illustrates the point.  Since 1926, there have been only 3 instances when the 10-year U.S. Treasury Bond outperformed the S&P 500 on a 20-year trailing return basis.  In the first 2 instances, relative performance flipped over the ensuing five years, as the S&P 500 outperformed the 10-year U.S. Treasury Bond.  The third instance occurred as of early 2009 and relative performance has again flipped in the ensuing period.  Again, past performance is no guarantee of future results, but we don’t think selling cheap assets (stocks) to buy rich assets (bonds) is a recipe for long-term investment success.  We believe investors chasing the recent past relative outperformance of bonds may be disappointed.

Investors’ seemingly insatiable appetite for bonds has been a boon for borrowers.  Microsoft was recently able to sell $1 billion of three-year bonds with a coupon of 0.875%, the first fractional coupon ever.  Mexico was able to sell $1 billion of bonds maturing in 100 years.  Whether history will show these new issues as marking the top of the bond market is hard to say, but we think risk outweighs reward.

KIRR, MARBACH PARTNERS

VALUE FUND

Summary

We are as pleased (and relieved) as you the market and Value Fund recovered in the third calendar quarter, but realize there’s still plenty of danger out there.  As always, we thank you for the trust and confidence you’ve placed in us and will work hard everyday to continue to earn your business.

In closing, we thought you might find some passages from a Time magazine article in September interesting:

“If America’s economic landscape seems suddenly alien and hostile to many citizens, there is good reason:  they have never seen anything like it.  Nothing in memory has prepared consumers for such turbulent, epochal change, the sort of upheaval that happens once in 50 years.  That may explain why so many voter polls, taken as the economy shudders toward the November election, reveal such ragged emotional edges, so much fear and misgiving.”

“In a normal rebound, Americans would be witnessing a flurry of hiring, new investment and lending, and buoyant growth.  But the U.S. economy remains almost comatose a full year and a half after the recession officially ended.”

“The current slump already ranks as the longest period of sustained weakness since the Great Depression.  That was the last time the economy staggered under as many ’structural’ burdens, as opposed to the familiar ’cyclical’ problems that create temporary recessions once or twice a decade.  The structural faults…represent once-in-a-lifetime dislocations that will take years to work out.  Among them:  the job drought, the debt hangover…the real estate depression, the health-care cost explosion and the runaway federal deficit.  This is a sick economy that won’t respond to traditional remedies…there’s going to be a lot of trauma before it’s over.”

As Mark Twain said in the quote at the top of this letter, history does indeed rhyme.  The above passages were from the September 28, 1992 issue of Time!

2010 Capital Gain and Distribution Estimates

As you probably know, mutual funds are required to annually distribute net capital gains to shareholders.  Shareholders are then taxed on those gains, even if they continue to hold their fund shares.  Due to realized loss carryforwards, Value Fund will not pay a capital gain distribution in 2010.  However, Value Fund will likely pay a small income distribution in late December 2010.  Please check Value Fund’s website at www.kmpartnersfunds.com in mid-December for updated estimates.

Regards,

Mark D. Foster, CFA	Mickey Kim, CFA
President	Vice-President, Treasurer and Secretary

Value Fund invests in foreign securities, which involves greater volatility and political, economic and currency risks and differences in accounting methods.  Value Fund may also invest in small- and medium-capitalization companies, which tend to have more limited liquidity and greater price volatility than large-capitalization companies.

Please refer to the Schedule of Investments for complete fund holdings information.  Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

KIRR, MARBACH PARTNERS

VALUE FUND

The information provided herein represents the opinion of Value Fund’s investment adviser and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

“Standard deviation” is a statistical measure of the frequency dispersion of a sequence of returns.

Exhibit B Footnote—“As of 6/10.  Data based on 36-month sum.  Source:  Investment Company Institute (ICI), ISI Group”

Exhibit C Footnote—“TR: Total Return.  ACR:  Annual Compound Rate of Return.  As of Q2-2010.  Source:  Bloomberg, The Leuthold Group”

This material must be preceded or accompanied by a current Prospectus.

Quasar Distributors, LLC is the Distributor for Value Fund.

For further information about Value Fund and/or an account application, please call Matt Kirr at Value Fund at (812) 376-9444 or (800) 808-9444 or write to Value Fund at 621 Washington Street, Columbus, IN  47202-1729.

KIRR, MARBACH PARTNERS

VALUE FUND

Exhibit A

S&P 500 Market Action:
Before And After Mid-Term Elections
(1942 To Date)
©The Leuthold Group 2010
Election Day
Indexed To 100
Days Prior To Election
Days After Election
120
115
110
105
100
95
90
-200
-190
-180
-170
-160
-150
-140
-130
-120
-110
-100
-90
-80
-70
-60
-50
-40
-30
-20
-10
0
10
20
30
40
50
60
70
80
90
100
110
120
130
140
150
160
170
180
190
200

Past Performance Does Not Guarantee Future Results.

KIRR, MARBACH PARTNERS

VALUE FUND

Exhibit B

Equity Fund Flows Negative

While Bond Fund Flows Soar

Equities
US Equity Mutual Funds
Net New Cash Flow ($, billions)
800
600
400
200
0
-200
-400
1993
1995
1997
1999
2001
2003
2005
2007
2009

Bonds
US Bond Mutual Funds
Net New Cash Flow ($, billions)
800
600
400
200
0
-200
1993
1995
1997
1999
2001
2003
2005
2007
2009

charles SCHWAB

(0810-5555)

Past Performance Does Not Guarantee Future Results.

KIRR, MARBACH PARTNERS

VALUE FUND

Exhibit C

Longer-Term, Reversion to Mean for Stocks/Bonds?

Nearly Unprecedented 20-Year Outperformance by Bonds

1Q09 Low thru 2Q10
S&P 500 TR: +25.7% (ACR)
10-Year Treasury TR: +2.0% (ACR)
S&P 500 vs. 10-Year Treasuries (20-year trailing total return)
16%
12%
8%
4%
0%
-4%
1926
1935
1944
1953
1962
1971
1980
1989
1998
2007
Five Years Later
S&P 500 TR: +33.8% (ACR)
10-Year Treasury TR: +4.6% (ACR)
Five Years Later
S&P 500 TR: +23.1% (ACR)
10-Year Treasury TR: +1.6% (ACR)

23 TR: total return. ACR:: annual compound rate of return. As of 2Q10. Source: Bloomberg, The Leuthold Group.

charles SCHWAB
(0810-5555)

Past Performance Does Not Guarantee Future Results.

KIRR, MARBACH PARTNERS

VALUE FUND

This chart assumes an initial investment of $10,000.  Performance reflects fee waivers in effect.  In the absence of fee waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed maybe worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	Average Annual Rate of Return (%)
	One Year Ended	Five Years Ended	Ten Years Ended	Since Inception* to
	September 30, 2010	September 30, 2010	September 30, 2010	September 30, 2010
Kirr Marbach Partners Value Fund	21.79%	(0.72)%	3.96%	4.65%
Russell 3000 Index**	10.96%	0.92%	0.09%	1.86%
S&P 500***	10.16%	0.64%	(0.43)%	1.14%

*	December 31, 1998
**	The Russell 3000 Index is an unmanaged, capitalization-weighted index generally representative of the overall U.S. stock market. This Index cannot be invested in directly.
***	The Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.

KIRR, MARBACH PARTNERS

VALUE FUND

Expense Example – September 30, 2010

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2010 – September 30, 2010).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent.  You will be charged a transaction fee equal to 1.00% of the net amount of the redemption if you redeem your shares within 30 days of purchase.  IRA accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles.   You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	4/1/10	9/30/10	4/1/10 – 9/30/10(1)
Actual	$1,000.00	$1,033.20	$7.39
Hypothetical (5% return before expenses)	1,000.00	1,017.80	7.33

(1)
Expenses are equal to the Fund’s annualized expense ratio after expense reimbursement of 1.45%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.  The annualized expense ratio prior to expense reimbursement was 1.90%.

KIRR, MARBACH PARTNERS

VALUE FUND

Allocation of Portfolio Net Assets
September 30, 2010

Top Ten Equity Holdings
as of September 30, 2010 (% of net assets)

Lubrizol Corp.	6.7%
Cognizant Technology Solutions Corp. - Class A	5.4%
Rosetta Resources, Inc.	4.3%
Coach, Inc.	4.1%
Solutia, Inc.	3.8%
Atlas Air Worldwide Holdings, Inc.	3.8%
WABCO Holdings, Inc.	3.4%
Liberty Media-Starz Corp. - Class A	3.2%
KBR, Inc.	2.9%
Dollar Tree, Inc.	2.8%

KIRR, MARBACH PARTNERS

VALUE FUND

Schedule of Investments
September 30, 2010

Number
of Shares		Value
	COMMON STOCKS - 99.7%

	Basic Materials - 12.6%
18,284	Lubrizol Corp.	$1,937,555
25,785	LyondellBasell Industries
	NV - Class A* - f	616,261
68,864	Solutia, Inc.*	1,103,201
		3,657,017
	Communications - 10.5%
25,253	Amdocs Ltd.*	723,751
16,254	Harris Corp.	719,890
14,400	Liberty Media-Starz
	Corp. - Class A*	934,272
2,785	McGraw-Hill Companies, Inc.	92,072
10,702	Time Warner Cable, Inc. - Class A	577,801
		3,047,786
	Consumer Cyclical - 15.0%
24,880	Ascent Media Corp. - Class A*	664,545
3,402	AutoZone, Inc.*	778,752
27,783	Coach, Inc.	1,193,558
16,836	Dollar Tree, Inc.*	820,923
21,484	GameStop Corp. - Class A*	423,450
16,274	HSN, Inc.*	486,593
		4,367,821
	Consumer Non Cyclical - 5.6%
15,161	Covidien PLC - f	609,321
19,030	Rent-A-Center, Inc.	425,891
10,675	WellPoint, Inc.*	604,632
		1,639,844
	Energy - 6.4%
13,045	Ensco PLC - ADR - f	583,503
53,666	Rosetta Resources, Inc.*	1,260,614
		1,844,117
	Financial - 12.0%
3,219	Capital Southwest Corp.	292,285
15,485	CoreLogic, Inc.	296,693
15,485	First American Financial Corp.	231,346
50,942	Janus Capital Group, Inc.	557,815
19,773	Loews Corp.	749,397
1,561	Markel Corp.*	537,905
12,617	Portfolio Recovery Associates, Inc.*	815,689
		3,481,130
	Industrial - 24.1%
27,854	Aecom Technology Corp.*	675,738
21,870	Atlas Air Worldwide
	Holdings, Inc.*	1,100,061
13,138	Canadian Pacific Railway Ltd. - f	800,498
31,484	EMCOR Group, Inc.*	774,192
23,305	EnerSys*	581,926
34,245	KBR, Inc.	843,797
43,064	Titan International, Inc.	584,378
17,765	Tyco International Ltd. - f	652,508
23,270	WABCO Holdings, Inc.*	975,944
		6,989,042
	Technology - 13.5%
24,240	Cognizant Technology Solutions
	Corp. - Class A*	1,562,753
32,595	eBay, Inc.*	795,318
25,745	Intel Corp.	495,076
27,830	Microsoft Corp.	681,557
41,195	TriQuint Semiconductor, Inc.*	395,472
		3,930,176
	TOTAL COMMON STOCKS
	(Cost $20,824,916)	28,956,933

Principal
Amount
	SHORT TERM INVESTMENT - 0.2%
	Variable Rate Demand Note** - 0.2%
$50,000	American Family, 0.10%	50,000
	TOTAL SHORT TERM
	INVESTMENT (Cost $50,000)	50,000
	Total Investments
	(Cost $20,874,916) - 99.9%	29,006,933
	Other Assets and
	Liabilities, Net - 0.1%	37,536
	TOTAL NET ASSETS - 100.0%	$29,044,469

*	-Non-income producing security.
**	-Rate in effect as of September 30, 2010.
ADR	-American Depository Receipt.
f	- Foreign security.

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Statement of Assets and Liabilities
September 30, 2010

ASSETS:
Investments, at current value
(cost $20,874,916)	$29,006,933
Cash	459,053
Receivable for investment securities sold	210,654
Dividends receivable	12,987
Prepaid expenses	2,995
Receivable for Fund shares sold	1,340
Interest receivable	4
Total Assets	29,693,966

LIABILITIES:
Payable for securities purchased	582,699
Accrued expenses	51,071
Payable to Adviser	13,429
Accrued distribution fees	2,298
Total Liabilities	649,497

NET ASSETS	$29,044,469

NET ASSETS CONSIST OF:
Capital stock	$33,050,049
Undistributed net investment loss	(22)
Undistributed net realized loss on investments	(12,137,569)
Net unrealized appreciation on investments	8,132,011
Total Net Assets	$29,044,469

Shares outstanding (500,000,000 shares of
$0.01 par value authorized)	2,519,074
Net asset value, redemption price and
offering price per share	$11.53

Statement of Operations
Year Ended September 30, 2010

INVESTMENT INCOME:
Dividend income
(net of withholding of $1,983)	$209,175
Interest income	50
Total Investment Income	209,225

EXPENSES:
Investment Adviser fees	269,436
Legal fees	60,559
Administration fees	37,446
Transfer agent fees	37,353
Fund accounting fees	23,792
Audit fees	19,700
Distribution fees	17,278
Federal and state registration fees	14,742
Directors fees	12,000
Postage & printing fees	6,839
Custody fees	6,822
Other	4,743
Total expenses before reimbursement	510,710
Less: Reimbursement from Investment Adviser	(120,028)
Net Expenses	390,682

NET INVESTMENT LOSS	(181,457)

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain on investments	544,389
Change in unrealized appreciation/
depreciation on investments	4,926,143
Net realized and unrealized
gain on investments	5,470,532

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$5,289,075

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Statement of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2010	September 30, 2009
OPERATIONS:
Net investment income (loss)	$(181,457)	$286,835
Net realized gain (loss) on investments	544,389	(8,669,497)
Change in unrealized appreciation/depreciation on investments	4,926,143	2,986,106
Net increase (decrease) in net assets resulting from operations	5,289,075	(5,396,556)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	920,971	2,756,891
Proceeds from reinvestment of distributions	275,298	—
Payments for shares redeemed	(2,903,398)	(7,866,612)
Net decrease in net assets from capital share transactions	(1,707,129)	(5,109,721)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(279,860)	—
From net realized gains	—	—
Total distributions to shareholders	(279,860)	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,302,086	(10,506,277)

NET ASSETS:
Beginning of period	25,742,383	36,248,660
End of period (including undistributed net investment
income (loss) of ($22) and $279,860, respectively)	$29,044,469	$25,742,383

CHANGES IN SHARES OUTSTANDING:
Shares sold	87,598	394,587
Shares issued to holders in reinvestment of dividends	26,937	—
Shares redeemed	(285,044)	(1,143,759)
Net decrease	(170,509)	(749,172)

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Financial Highlights

For a Fund share outstanding throughout the period.

	Year Ended September 30,
	2010	2009	2008	2007	2006
PER SHARE DATA:
Net asset value, beginning of period	$9.57	$10.54	$16.66	$15.56	$14.98

Investment operations:
Net investment income (loss)	(0.07)	0.11	(0.04)	(0.03)	—
Net realized and unrealized
gain (loss) on investments	2.14	(1.08)	(4.27)	1.74	1.38
Total from investment operations	2.07	(0.97)	(4.31)	1.71	1.38

Less distributions:
Dividends from net investment income	(0.11)	—	—	—	(0.05)
Distributions from net capital gains	—	—	(1.81)	(0.61)	(0.75)
Total distributions	(0.11)	—	(1.81)	(0.61)	(0.80)
Net asset value, end of period	$11.53	$9.57	$10.54	$16.66	$15.56

TOTAL RETURN	21.79%	(9.20)%	(28.39)%	11.14%	9.59%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$29.0	$25.7	$36.2	$52.8	$46.5
Ratio of expenses to average net assets:
Before expense reimbursement	1.90%	1.99%	1.54%	1.51%	1.59%
After expense reimbursement	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(1.12)%	0.71%	(0.37)%	(0.24)%	(0.13)%
After expense reimbursement	(0.67)%	1.25%	(0.28)%	(0.18)%	0.01%
Portfolio turnover rate	23%	48%	34%	32%	38%

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS
VALUE FUND

Notes to the Financial Statements
September 30, 2010

1.ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Kirr, Marbach Partners Funds, Inc. (the “Corporation”) was organized as a Maryland corporation on September 23, 1998 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies.  The one series presently authorized is the Kirr, Marbach Partners Value Fund (the “Fund”). The investment objective of the Fund is to seek long-term capital growth.  The Fund commenced operations on December 31, 1998.

The following is a summary of significant accounting policies consistently followed by the Fund.

a)
Investment Valuation - Securities listed on the Nasdaq National Market are valued at the Nasdaq Official Closing Price (“NOCP”).  Other securities traded on a national securities exchange (including options on indices so traded) are valued at the last sales price on the exchange where the security is primarily traded.  Exchange-traded securities for which there were no transactions and Nasdaq-traded securities for which there is no NOCP are valued at the mean of the bid and asked prices.  Securities for which market quotations are not readily available are valued at fair value as determined in good faith under the supervision of the Board of Directors of the Corporation.  Foreign securities have been issued by foreign private issuers registered on United States exchanges in accordance with Section 12 of the Securities Exchange Act of 1934.  Debt securities maturing in 60 days or less valued at amortized cost, which approximates fair value.  Debt securities having maturities over 60 days or for which amortized cost is not deemed to reflect fair value may be priced by independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of each of the Fund’s investments.  These inputs are summarized in the following three broad categories:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgement.  Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes,

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
September 30, 2010

the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2010:

	Level 1	Level 2	Level 3	Total
Common Stocks	$28,956,933	$—	$—	$28,956,933
Short Term Investment	—	50,000	—	50,000
Total Investments	$28,956,933	$50,000	$—	$29,006,933

Refer to the Schedule of Investments for industry classifications.

Transfers between levels are recognized at the end of the reporting period. During the period ended September 30, 2010, the Fund recognized no significant transfers to/from Level 1 or Level 2.

b)
Federal Income Taxes - A provision, for federal income taxes or excise taxes, has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended September 30, 2010, or for any other tax years which are open for exam.  As of September 30, 2010, open tax years include the tax years ended September 30, 2007 through September 30, 2010.  The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the period, the Fund did not incur any interest or penalties.

c)	Income and Expense - The Fund is charged for those expenses that are directly attributable to the Fund, such as advisory, administration and certain shareholder service fees.

d)
Distributions to Shareholders - Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes.  All short-term capital gains are included in ordinary income for tax purposes.

e)
Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
September 30, 2010

f)
Repurchase Agreements - The Fund may enter into repurchase agreements with certain banks or non-bank dealers. The Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest.

g)
Other - Investment and shareholder transactions are recorded on the trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis.  Accounting principles generally accepted in the United States require that permanent financial reporting and tax differences be reclassified to capital stock.

h)
Events Subsequent to Period End - Management has evaluated fund related events and transactions that occurred subsequent to September 30, 2010 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

i)
Reclassification of Capital Accounts - Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended September 30, 2010, the fund decreased paid in capital by $181,425, increased undistributed net investment income by $181,435 and increased undistributed net realized loss by $10.

2.INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the year ended September 30, 2010, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$5,919,916	$7,591,535

At September 30, 2010, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments	$21,882,452
Gross unrealized appreciation	$8,611,293
Gross unrealized depreciation	$(1,486,812)
Net unrealized appreciation	$7,124,481
Undistributed ordinary income	$—
Undistributed long-term capital loss	$—
Total distributable earnings	$—
Other accumulated gains/losses	$(11,130,061)
Total accumulated earnings (losses)	$(4,005,580)

As of September 30, 2010, the Fund had capital loss carryforwards of $11,130,039, which if not offset by subsequent capital gains, $1,057,713 will expire September 30, 2016, $3,507,790 will expire September 30, 2017 and $6,564,536 will expire September 30, 2018.  As of September 30, 2010, the Fund had $22 of deferred, on a tax basis, post-October losses.

The tax character of distributions paid during the years ended September 30, 2010 and September 30, 2009 were as follows:

	2010	2009
Ordinary income	$279,680	$—
Long-term capital gain	$—	$—

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
September 30, 2010

852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2010.

3.AGREEMENTS

The Fund has entered into an Investment Advisory Agreement with Kirr, Marbach & Company, LLC (the “Investment Adviser”).  Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to the Fund’s daily net assets.

The Investment Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s total annual operating expenses do not exceed 1.45% of its average daily net assets until February 28, 2012.  Accordingly, for the year ended September 30, 2010, the Investment Adviser waived advisory fees in the amount of $120,028.  The Investment Adviser may decide to continue the agreement, or revise the total annual operating expense limitations after February 28, 2012.  Any waiver or reimbursement is subject to later adjustment to allow the Investment Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation cap of 1.45%, provided, however, that the Investment Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.  Waived/reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Year of expiration	Amount
9/30/2011	$41,532
9/30/2012	$122,876
9/30/2013	$120,028

As of September 30, 2010, it was possible, but not probable, those amounts would be recovered by the Investment Adviser.  At the end of each fiscal year in the future, the Fund will continue to assess the potential recovery of waived/reimbursed fees and expenses for financial reporting purposes.

Quasar Distributors, LLC, (the “Distributor”) serves as principal underwriter of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Corporation.  The Fund’s shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund.  The Corporation has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which authorizes the Corporation to pay the Distributor and certain financial intermediaries who assist in distributing the Fund shares or who provided shareholder services to Fund shareholders a distribution and shareholder servicing fee of up to 0.25% of the Fund’s average daily net assets (computed on an annual basis).  All or a portion of the fee may be used by the Fund or the Distributor to pay its distribution fee and costs of printing reports and prospectuses for potential investors and the costs of other distribution and shareholder servicing expenses.  During the year ended September 30, 2010, the Fund incurred expenses of $17,278 pursuant to the 12b-1 Plan.

U.S Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund.  U.S. Bank, N.A. serves as custodian for the Fund.

The Fund imposes a 1% redemption fee on shares held 30 days or less.  For the years ended September 30, 2010 and September 30, 2009, the Fund collected $0 and $239, respectively, in redemption fees.

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
September 30, 2010

4.NEW ACCOUNTING PRONOUNCEMENTS

On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standard Update for Fair Value Measurements and Disclosures:  Improving Disclosures about Fair Value Measurements. The update provides guidance on how investment assets and liabilities are to be valued and disclosed.  Specifically, the amendment requires reporting entities to disclose purchases, sales, issuances and settlements on a gross basis in the Level 3 rollforward rather than as one net number.  There were no significant transfers into or out of Levels 1 and 2 during the current period presented.  The effective date of the amendment is for interim and annual periods beginning after December 15, 2010.  At this time management is evaluating the implications of the update and the impact to the financial statements.

KIRR, MARBACH PARTNERS

VALUE FUND

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders
Kirr, Marbach Partners Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Kirr, Marbach Partners Value Fund (the “Fund”), including the schedule of investments as of September 30, 2010 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmations of securities owned as of September 30, 2010, by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kirr, Marbach Partners Value Fund, as of September 30, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 22, 2010

KIRR, MARBACH PARTNERS
VALUE FUND

Additional Information
September 30, 2010 (Unaudited)

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund will post its complete schedule of portfolio holdings as of the end of its last completed fiscal quarter as part of its quarterly shareholder update on the Fund’s website on or soon after the 21st day after the end of each fiscal quarter.

AVAILABILITY OF PROXY VOTING INFORMATION

Both a description of the Fund’s Proxy Voting Policies and Procedures and information about the Fund’s proxy voting record will be available (1) without charge, upon request, by calling 1-800-870-8039, and (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended September 30, 2010, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2010 was 100% for the Fund.

KIRR, MARBACH PARTNERS

VALUE FUND

		Term of Office	Principal Occupation	Other
Name, Address	Position with	and Length of	During Past	Directorships
and Age	the Corporation	Time Served	Five Years	Held

INTERESTED DIRECTORS

Mark D. Foster*	Director,	Indefinite term	Chief Investment	None
Born 1958	Chairman and	since 1998	Officer, Kirr, Marbach &
	President		Company, LLC

Mickey Kim*	Chief Compliance	Indefinite term	Chief Compliance Officer	None
Born 1958	Officer, Director,	since 1998	and Chief Operating
	Vice President,		Officer, Kirr, Marbach &
	Secretary and		Company, LLC
Treasurer

DIS-INTERESTED DIRECTORS

Jeffrey N. Brown*	Director	Indefinite term	President, Home News	None
Born 1959		since 1998	Enterprises
Mark E. Chesnut*	Director	Indefinite term	Retired, Formerly	None
Born 1947		since 1998	Vice-President, Cummins
Engine Company
John F.	Director	Indefinite term	Retired, Formerly President,	None
Dorenbusch*		since 1998	Irwin Management Company
Born 1938			and Tipton Lakes Company

*	The address for all directors is Kirr, Marbach & Company, LLC, 621 Washington Street, Columbus, Indiana 47201

(This Page Intentionally Left Blank.)

Directors
Mark D. Foster, CFA
Mickey Kim, CFA
Jeffrey N. Brown
Mark E. Chesnut
John F. Dorenbusch

Principal Officers
Mark D. Foster, CFA, President
Mickey Kim, CFA, Vice President, Treasurer and Secretary

Investment Adviser
Kirr, Marbach & Company, LLC
621 Washington Street
Columbus, IN 47201

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI 53212

Administrator,
Transfer Agent and
Dividend – Disbursing Agent
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Kirkland & Ellis LLP
300 North LaSalle
Chicago, IL 60654

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s directors and is available without charge upon request by calling 1-800-808-9444.

The Fund’s Proxy Voting Policies and Procedures are available without charge upon request by calling 1-800-808-9444.  A description of the
Fund’s proxy voting policies and procedures is available on the Fund’s website, www.kmpartnersfunds.com, or on the SEC’s website, at
www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended June 30, 2010 is available without charge upon request by calling 1-800-808-9444 or on the SEC’s website, at www.sec.gov.

Annual Report

September 30, 2010

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2010	FYE 09/30/2009
Audit Fees	$16,800	$16,000
Audit-Related Fees
Tax Fees	$ 2,900	$ 2,800
All Other Fees

The registrant’s Audit Committee Charter provides that the Audit Committee of the registrant approve, prior to the engagement of the independent public accountants, (a) all audit and permissible non-audit services to be provided to the registrant and (b) all permissible non-audit services to be provided by the registrant’s independent public accountants to Kirr, Marbach & Company, LLC (the “Adviser”) or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

The following table indicates the non-audit fees billed by the registrant’s independent public accountants for services to the registrant and to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant for each of the past two fiscal years.  The Audit Committee noted that, as indicated in the table below, no fees were billed by the registrant’s independent public accountants to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant.

Non-Audit Related Fees	FYE 09/30/2010	FYE 09/30/2009
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Kirr, Marbach Partners Funds, Inc.

By (Signature and Title)*/s/ Mark Foster
Mr. Mark Foster, President

Date    December 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*/s/ Mark Foster
Mr. Mark Foster, President

Date     December 3, 2010

By (Signature and Title)* /s/ Mickey Kim
Mr. Mickey Kim, Treasurer

Date     December 2, 2010

* Print the name and title of each signing officer under his or her signature.